UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 16, 2004


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                       0-26509                 65-0601272
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange ct (17 CFR 240.14d-2(B))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         AGREEMENT WITH GEORGIA POWER COMPANY

         On November 16, 2004, our Tennessee subsidiary, National Coal Corporation, entered into a Coal Purchase/Sale Agreement with Georgia Power Company ("Georgia Power"). The Agreement provides that National Coal Corporation will sell, and Georgia Power will purchase, a specified amount of coal at fixed prices during the term of the agreement, which ends December 31, 2005. No other material relationships exist between the issuer or National Coal Corporation and Georgia Power.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NATIONAL COAL CORP.



Date:    November 19, 2004                  By:      /S/ ROBERT CHMIEL
                                                     ---------------------------
                                                     Robert Chmiel
                                                     Chief Financial Officer


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